Subsequent Event	3 Months Ended
Mar. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of non-adjusting events after reporting period [text block]

30. Subsequent event

On December 11, 2017, Cameco announced that the restructuring of JV Inkai outlined in the implementation agreement dated May 27, 2016 with Joint Stock Company National Atomic Company Kazatomprom (Kazatomprom) and JV Inkai closed and would take effect on January 1, 2018. Under the implementation agreement, Cameco’s ownership interest in JV Inkai will be adjusted to 40% and Kazatomprom’s ownership interest in JV Inkai will be adjusted to 60%. As a result, Cameco will account for JV Inkai on an equity basis commencing on January 1, 2018.

In addition, Cameco will recognize a gain on the change in ownership interests of approximately $66,000,000. The resulting gain on restructuring will be reflected in our financial results for the first quarter of 2018.